Udemy Reports First Quarter 2022 Results
Udemy Business Revenue Up 77% Year over Year, ARR up 80% to $279.6 million

San Francisco, CA / May 4, 2022 / (GLOBE NEWSWIRE) / - Udemy (Nasdaq: UDMY), a leading destination for learning and teaching online, today reported results for the first quarter ending March 31, 2022.

“One of our core values at Udemy is to be both mission-inspired and results-obsessed. This quarter’s performance proves we can be both, with revenue exceeding expectations on the back of strong Udemy Business growth,” said Gregg Coccari, Chairman and Chief Executive Officer of Udemy. “Within our strong, symbiotic business model, the continued health of Udemy’s consumer marketplace fuels the growth of Udemy Business with the broadest and most relevant skill-building content in what is a very large and under-penetrated market. We're just getting started, and I'm excited for the opportunity ahead.”

First Quarter 2022 Financial Results and Key Operating Data:
•Revenue totaled $152.2 million, up 22% year over year.
•GAAP net loss was $(25.6) million compared to $(18.0) million in the first quarter of fiscal 2021. GAAP net loss per share was $(0.18), compared to $(0.50) in the first quarter of fiscal 2021.
•Non-GAAP net loss was $(11.2) million compared to $(7.5) million in the first quarter of fiscal 2021. Non-GAAP net loss per share was $(0.08) compared to $(0.21) in the first quarter of fiscal 2021.
•GAAP gross profit was $85.8 million, compared to $66.6 million in the first quarter of fiscal 2021.
•Non-GAAP gross profit was $87.3 million, compared to $66.9 million in the first quarter of fiscal 2021.
•Adjusted EBITDA was $(7.0) million, compared to $(2.9) million in the first quarter of fiscal 2021.
•Udemy Business revenue totaled $64.9 million, up 77% year over year.
•Udemy Business segment gross profit was $42.7 million compared to $23.7 million in the first quarter of fiscal 2021.
•Udemy Business segment annual recurring revenue was $279.6 million, up 80% year over year.
•Udemy Business total customers was 11,605 as of March 31, 2022, up 49% year over year.
•Udemy Business net dollar retention rate of 120%.
•Consumer revenue totaled $87.3 million, down 1% year over year.
•Consumer segment gross profit was $47.5 million compared to $45.4 million in the first quarter of fiscal 2021.
•Consumer segment monthly average buyers was 1,383 thousand, down 2% year over year.

First Quarter Highlights:
•In the first full quarter of selling Udemy Business in South Korea, generated nearly $500K in ARR through partner, Woongjin ThinkBig, and closed first Udemy Business deals in the People’s Republic of China through partner, Sanjieke.
•Added new Udemy Business customers across key verticals, including Baptist Health System, Inc., Crocs, Inc., Medici, and Volta Trucks Ltd.
•Udemy Business customer expansions included Abu Dhabi Port, Grupo Falabella, Gympass USA LLC, Indeed, Inc., Klarna AB, and Picsart, Inc. Also expanded work with one of the U.S. military’s branches, and now support several branches with their learning programs.
•Launched three new assessments and 19 new labs within Udemy Business Pro, as well as our Learning Paths API that allows learners to bring their curated Udemy Business and Udemy Business Pro Learning Paths directly into their LMS or internal sites.
•Built proprietary skills graphs that match courses and skills to professional aspirations on the Udemy Business platform, fueled skills graphs with sophisticated machine learning and artificial intelligence models that personalize learning experiences, and launched career guides within the consumer subscription offering.
•Expanded relationship with Randstad N.V., the world’s largest provider of flexible work and human resources services. Since 2019, Randstad has used Udemy Business to increase talent mobility across their client base, and has since doubled the number of Udemy licenses they use to support their efforts.

•Partnered with First National Bank, one of South Africa’s largest banks that serves over nine million customers. Through this multi-million dollar partnership agreement, their customers now have access to hundreds of global courses from Udemy.
•Certified™ as a Great Place to Work® in the United States, citing company’s strong culture and high employee engagement.
•Ranked fifth on Great Place to Work’s list of Best Mid-sized Workplaces in Ireland. Udemy Dublin office recognized as 2022 Best Workplace for Women, citing gender equity in policies, benefits and culture.

2022 Financial Outlook
Udemy provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements.

The table below reflects Udemy’s financial outlook for its second quarter ending June 30, 2022 and fiscal year ending December 31, 2022:

	Q2’22	FY22
Revenue	$147.00 - $151.0 million	$610.0 - $640.0 million
Adjusted EBITDA Margin	(15)% - (12)%	(12)% - (10)%
Weighted Average Share Count	140 million	142 million
Webcast Information
Udemy will host a webcast at 2:00 pm Pacific Time on Wednesday, May 4th, to discuss its first quarter 2022 financial results, as well as its 2022 outlook. The live webcast will be accessible on Udemy’s website at investors.udemy.com. A webcast replay will be available approximately two hours after the conclusion of the live event.
Non-GAAP Financial Measures
To supplement the condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Udemy’s key non-GAAP performance measures include Adjusted EBITDA, Adjusted EBITDA Margin, and non-GAAP income. We calculate Adjusted EBITDA as net loss (income) determined in accordance with GAAP, excluding by i) interest expense (income), net; ii) provision for (benefit from) income taxes; iii) depreciation and amortization; iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency and v) non-cash stock-based compensation expense. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue for the same period. We have not reconciled our expectations for Adjusted EBITDA and Adjusted EBITDA Margin to net loss and net loss margin, respectively, the most directly comparable GAAP measures, because certain items are out of our control or cannot be reasonably predicted and a reconciliation for the guidance for Adjusted EBITDA and Adjusted EBITDA Margin is not available without unreasonable effort. As Adjusted EBITDA and Adjusted EBITDA Margin facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors. In addition, it provides a useful measure for period-to-period comparisons of our business, as it removes the effect of certain non-cash expenses and certain variable charges. We define non-GAAP income as net loss attributable to common stockholders, adjusted to exclude non-cash stock-based compensation expense and the amortization of acquired intangible assets. We believe the presentation of operating results that excludes these non-cash items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods. Udemy’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Udemy’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position, including the first quarter of 2022, the full year 2022, and future periods, anticipated future expenses and investments, our business strategy and plans, market growth, our market position and potential market opportunities, and the impact of acquisitions and business alliances. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2021. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Udemy
Udemy (Nasdaq: UDMY) provides flexible, effective skill development to empower organizations and individuals. The Udemy marketplace platform, with thousands of up-to-date courses in dozens of languages, offers the tools learners, instructors, and enterprises need to achieve their goals and reach their full potential. Millions of people learn on Udemy from real-world experts in topics ranging from programming and data science to leadership and team building. Udemy Business offers corporate customers an employee training and development platform with subscription access to thousands of courses, learning analytics, and the ability to host and distribute their own content. Udemy Business customers include Fender Instruments, Glassdoor, GoFundMe, On24, The World Bank, and Volkswagen. Udemy is headquartered in San Francisco with hubs in Ankara, Turkey; Austin, Texas; Boston, Massachusetts; Mountain View, California; Denver, Colorado; Dublin, Ireland; Melbourne, Australia; New Delhi, India; and Sao Paulo, Brazil.

Udemy, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021

Revenue	$152,223	$124,550
Cost of revenue (1)(2)	66,438	57,923
Gross profit	85,785	66,627
Operating expenses (1)(2)
Sales and marketing	66,878	53,239
Research and development	22,570	15,413
General and administrative	21,653	14,413
Total operating expenses	111,101	83,065
Loss from operations	(25,316)	(16,438)
Other income (expense)
Interest income (expense), net	243	(218)
Other expense, net	(244)	(428)
Total other expense, net	(1)	(646)
Net loss before taxes	(25,317)	(17,084)
Income tax provision	(332)	(905)
Net loss attributable to common stockholders	$(25,649)	$(17,989)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.18)	$(0.50)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	139,405,294	36,178,304
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2022	2021
Cost of revenue	$840	$300
Sales and marketing	4,137	1,924
Research and development	3,334	2,090
General and administrative	5,031	6,198
Total stock-based compensation expense	$13,342	$10,512
(2)     Includes amortization of intangible assets as follows (in thousands):

	Three Months Ended March 31,
	2022	2021
Cost of revenue	$724	$—
Sales and marketing	342	—
Total amortization of intangible assets	$1,066	$—

Udemy, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)
(Unaudited)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$510,965	$533,868
Accounts receivable, net of allowance for doubtful accounts of $678 and $678 as of March 31, 2022 and December 31, 2021, respectively.	67,699	73,180
Prepaid expenses and other current assets	15,279	15,927
Deferred contract costs, current	23,074	18,898
Total current assets	617,017	641,873
Property and equipment, net	8,937	9,887
Capitalized software, net	21,693	20,054
Operating lease right-of-use assets	15,994	—
Restricted cash, non-current	3,629	2,900
Deferred contract costs, non-current	27,927	25,647
Strategic investments	15,000	10,000
Intangible assets, net	12,531	13,597
Goodwill	12,646	12,646
Other assets	3,516	3,247
Total assets	$738,890	$739,851
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,275	$34,627
Accrued expenses and other current liabilities	35,697	40,140
Content costs payable	31,606	35,961
Accrued compensation and benefits	20,909	22,341
Operating lease liabilities, current	7,410	—
Deferred revenue	227,701	208,274
Total current liabilities	339,598	341,343
Long-term obligation under operating leases	11,458	—
Deferred revenue, non-current	2,817	2,280
Other liabilities, non-current	4,509	6,528
Total liabilities	358,382	350,151

Stockholders' equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	864,676	848,229
Accumulated other comprehensive income (loss)	9	(1)
Accumulated deficit	(484,178)	(458,529)
Total stockholders’ equity	$380,508	$389,700
Total liabilities and stockholders' equity	$738,890	$739,851

Udemy, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(25,649)	$(17,989)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,967	3,069
Amortization of deferred sales commissions	6,582	3,481
Stock-based compensation	13,342	10,512
Provision for doubtful accounts	110	3
Non-cash operating lease expense	1,573	—
Other	75	—
Changes in operating assets and liabilities:
Accounts receivable	5,371	2,039
Prepaid expenses and other assets	198	(2,738)
Deferred contract costs	(13,038)	(7,956)
Accounts payable, accrued expenses and other liabilities	(21,964)	(16,265)
Content costs payable	(4,355)	(1,986)
Operating lease liabilities	(1,151)	—
Deferred revenue	19,964	14,072
Net cash used in operating activities	(13,975)	(13,758)
Cash flows from investing activities:
Purchases of property and equipment	(156)	(933)
Capitalized software costs	(3,121)	(3,289)
Purchases of strategic investments	(5,000)	—
Net cash used in investing activities	(8,277)	(4,222)
Cash flows from financing activities:
Net proceeds from exercise of Series A-1 redeemable convertible preferred stock warrants	—	2
Net proceeds from exercise of stock options	1,658	4,489
Payment of redeemable convertible preferred stock issuance costs	—	(2,250)
Payment of deferred offering costs	(1,586)	—
Net cash provided by financing activities	72	2,241

Effect of foreign exchange rates on cash flows	6	—

Net decrease in cash, cash equivalents and restricted cash	(22,174)	(15,739)
Cash, cash equivalents and restricted cash—Beginning of period	536,768	177,931
Cash, cash equivalents and restricted cash—End of period	$514,594	$162,192

Udemy, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31, 2022
	GAAP	Stock-based Compensation	Amortization of Intangible Assets	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$152,223	$—	$—	$152,223
Cost of revenue	66,438	(840)	(724)	64,874
Gross profit	85,785	840	724	87,349
Operating expenses
Sales and marketing	66,878	(4,137)	(342)	62,399
Research and development	22,570	(3,334)		19,236
General and administrative	21,653	(5,031)		16,622
Total operating expenses	111,101	(12,502)	(342)	98,257
Loss from operations	(25,316)	13,342	1,066	(10,908)
Other income (expense)
Interest income, net	243	—	—	243
Other expense, net	(244)	—	—	(244)
Total other expense, net	(1)	—	—	(1)
Net loss before taxes	(25,317)	13,342	1,066	(10,909)
Income tax provision	(332)	—	—	(332)
Net loss attributable to common stockholders	$(25,649)	$13,342	$1,066	$(11,241)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.18)			$(0.08)
Weighted-average shares used in computing net loss per share attributable to common stockholders	139,405,294			139,405,294

	Three Months Ended March 31, 2021
	GAAP	Stock-based Compensation	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$124,550	$—	$124,550
Cost of revenue	57,923	(300)	57,623
Gross profit	66,627	300	66,927
Operating expenses
Sales and marketing	53,239	(1,924)	51,315
Research and development	15,413	(2,090)	13,323
General and administrative	14,413	(6,198)	8,215
Total operating expenses	83,065	(10,212)	72,853
Loss from operations	(16,438)	10,512	(5,926)
Other income (expense)
Interest expense, net	(218)	—	(218)
Other expense, net	(428)	—	(428)
Total other expense, net	(646)	—	(646)
Net loss before taxes	(17,084)	10,512	(6,572)
Income tax provision	(905)	—	(905)
Net loss attributable to common stockholders	$(17,989)	$10,512	$(7,477)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.50)		$(0.21)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	36,178,304		36,178,304

	Three Months Ended March 31,
	2022	2021
Net loss	(25,649)	(17,989)
Adjusted to exclude the following:
Interest (income) expense, net	(243)	218
Provision for income taxes	332	905
Depreciation and amortization	4,967	3,069
Stock-based compensation expense	13,342	10,512
Other expense, net	244	428
Adjusted EBITDA	$(7,007)	$(2,857)

Contacts

Media:
Abby Welch
Director, Global Communications
abby.welch@udemy.com

Investors:
Willa McManmon

Managing Director, The Blueshirt Group
willa@blueshirtgroup.com